Exhibit 10.16

***Text Omitted and Filed Separately

With the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

And Rule 406 of the Securities

Act of 1933, as amended.

PAGE OF PAGES
AWARD/CONTRACT			1. THIS CONTRACT IS A RATED ORDER UNDER DP AS (15 CFR 700)					RATING	1	35
2. CONTRACT (Proc. Inst. Ident.) NO. HDTRA1-10-C-0004			3. EFFECTIVE DATE 21 Apr 2010			4. REQUISITION/PURCHASE REQUEST/PROJECT NO. CBM090014890
5. ISSUED BY		CODE	HDTRA1	6. ADMINISTERED BY (If other than Item 5)					CODE	S0514A
DEFENSE THREAT REDUCTION AGENCY/BE-BC 8725 JOHN J. KINGMAN ROAD, MSC 6201 FORT BELVOIR VA 22060-6201				DCMA SAN DIEGO 7675 DAGGET STREET, SUITE 200 SAN DIEGO CA 92111-2241
7. NAME AND ADDRESS OF CONTRACTOR (No. street, city, county, name and zip code)						8. DELIVERY
TRIUS THERAPEUTICS, INC. JOHN SCHMID						[ ] FOB ORIGIN [X] OTHER (See below)
6310 NANCY RIDGE DR STE 101						9. DISCOUNT FOR PROMPT PAYMENT
SAN DIEGO CA 92121-3209						Net 30 Days
						10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:			1	ITEM

CODE 47YA5			FACILITY CODE
11. SHIP TO/MARK FOR		CODE	HDTRA1	12. PAYMENT WILL BE MADE BY					CODE	HQ0339
DEFENSE THREAT REDUCTION AGENCY/RD/CBM SEE SEPARATE LETTER 8725 JOHN J. KINGMAN ROAD, MAIL STOP 6201 FORT BELVOIR VA 22060				DFAS COLUMBUS CENTER DFAS-COWEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS OH 43218-2381
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION [ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )				14. ACCOUNTING AND APPROPRIATION DATA See Schedule
15A. ITEM NO.		15B. SUPPLIES/SERVICES		15C. QUANTITY		15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

15G. TOTAL AMOUNT OF CONTRACT								$6,814,598,.00 EST
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION				PAGE(S)
PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES				18 - 35
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2 - 4	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
	C	DESCRIPTION/SPECS/WORK STATEMENT			J	LIST OF ATTACHMENTS
X	D	PACKAGING AND MARKING	5	PART IV – REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	6		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENT OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	7
X	G	CONTRACT ADMINISTRATION DATA	8 - 14		L	INSTRS. CONDS. AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	15 -17		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return] copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise indemnified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents. (a) this award contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein

(Attachments are listed herein.)

18. [    ] AWARD (Contractor is not required to sign this document) Your offer on Solicitation Number including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary

19A. NAME AND TITLE OF SIGNER (Type of print) John P. Schmid, CFO				20A. NAME OF CONTRACTING OFFICER VICTOR E. CRAMER Contracting Officer TEL: (703) 767-8769 EMAIL: VICTOR.CRAMER@DTRA.MIL
19B. NAME OF CONTRACTOR BY /s/ John P. Schmid		19C. DATE SIGNED 4-16-10		20B. UNITED STATES OF AMERICA BY /s/ Victor E. Cramer				20V. DATE SIGNED 4-19-2010

HDTRA1-10-C-004

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Lot		$6,814,598.00
	Base
	CPFF
	In accordance with Statement of Work entitled “Broad Spectrum Antibacterial Therapeutics from Marine Natural products” dated 11/30/2009 as attachment number 1.
	FOB: Destination
	PURCHASE REQUEST NUMBER: CBM090014890

		[…***…]			[…***…]
		[…***…]			[…***…]

		TOTAL EST COST + FEE			$6,814,598.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101					$0.00
	Funding
	CPFF
	FOB: Destination
	PURCHASE REQUEST NUMBER: CBM090014890
		ESTIMATED COST			$0.00
		FIXED FEE			$0.00

		TOTAL EST COST + FEE			$0.00
	ACRN AA				$1,136,766.00
	CIN: CBM090014890000101

***Confidential Treatment Requested

HDTRA1-10-C-004

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000102					$0.00
	Funding
	CPFF
	FOB: Destination
		ESTIMATED COST			$0.00
		FIXED FEE			$0.00

		TOTAL EST COST + FEE			$0.00
	ACRN AB				$3,028,710.00
	CIN: CBM090014890000102

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Lot		$9,854,156.00
OPTION	Option Period 1
	CPFF
	FOB: Destination
	PURCHASE REQUEST NUMBER: CBM090014890
		[…***…]			[…***…]
		[…***…]			[…***…]

		TOTAL EST COST + FEE			$9,854,156.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Lot		$5,058,455.00
OPTION	Option Period 2
	CPFF
	FOB: Destination
	PURCHASE REQUEST NUMBER: CBM090014890
		[…***…]			[…***…]
		[…***…]			[…***…]

		TOTAL EST COST + FEE			$5,058,455.00 (EST.)

***Confidential Treatment Requested

HDTRA1-10-C-004

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004			Lot		$6,823,982.00
OPTION	Option Period 3
CPFF
FOB: Destination
PURCHASE REQUEST NUMBER: CBM090014890
		[…***…]			[…***…]
		[…***…]			[…***…]

		TOTAL EST COST + FEE			$6,823,982.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005					$916,616.00
OPTION	Option Task
CPFF
FOB: Destination
PURCHASE REQUEST NUMBER: CBM090014890
		[…***…]			[…***…]
		[…***…]			[…***…]

		TOTAL EST COST + FEE			$916,616.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006					NSP
CDRLS
CPFF
FOB: Destination
		ESTIMATED COST			$0.00
		FIXED FEE			$0.00

		TOTAL EST COST + FEE			$0.00

***Confidential Treatment Requested

HDTRA1-10-C-004

Section D – Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

252.247-9001 PACKAGING AND MARKING

(a) All data contained in Exhibit A, Contract Data Requirements List (CDRL), DD Form 1423 delivered under this contract shall be delivered using best commercial practices to meet the packaging requirements of the carrier and to insure delivery, to the addressees specified on the Data Item Cover Sheet, at destination and in accordance with applicable security requirements.

(b) All data and correspondence submitted to the Contracting Officer shall reference the Contract Number, the CDRL number, and the date submitted. A copy of all correspondence sent to the Contracting Officer’s Representative (COR) or Project Manager shall be simultaneously provided to the Contracting Officer.

HDTRA1-10-C-004

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
000101	Destination	Government	Destination	Government
000102	N/A	N/A	N/A	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
0006	N/A	N/A	N/A	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001

CLAUSES INCORPORATED BY FULL TEXT

252.246-9000 INSPECTION AND ACCEPTANCE (JUL 2007)

Government inspection and acceptance of data is specified on the Contract Data Requirements List, DD Form 1423. In accordance with FAR 52.246-8, inspection and acceptance for all work performed at any and all times under this contract shall be the responsibility of the:

X Contracting Officer’s Representative (COR) or Project Manager (PM). The Wide Area Work Flow (WAWF) Acceptor DoDDAC is located in DTRA 252.201-9000 Project Manager or DTRA 252.201-9002 Contracting Officer’s Representative.

             Administrative Contracting Officer (ACO). The WAWF Acceptor DoDAAC can be found in the “Administered By” block on page 1 of the contract.

(End of Clause)

HDTRA1-10-C-004

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 21-APR-2010 TO 20-OCT-2011	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM SEE SEPARATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 FOB: Destination	HDTRA1

000101	N/A	N/A	N/A	N/A

000102	N/A	N/A	N/A	N/A

0002	POP 21-OCT-2011 TO 20-APR-2013	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM SEE SEPARATE LETTER 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 FOB: Destination	HDTRA1

0003	POP 21-APR-2013 TO 20-JAN-2014	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HDTRA1

0004	POP 21-JAN-2014 TO 20-SEP-2014	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HDTRA1

0005	POP 21-JUN-2010 TO 20-JUN-2012	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HDTRA1

0006	POP 21-APR-2010 TO 20-SEP-2014	N/A	(SAME AS PREVIOUS LOCATION) FOB: Destination	HDTRA1

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

HDTRA1-10-C-004

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 9790400.2620 1000 B62D 255999 BD30545000 S49012

AMOUNT: $1,136,766.00

CIN CBM090014890000101: $1,136,766.00

AB: 9700400.2620 1000 B62D 255999 BD31540000 S49012

AMOUNT: $3,028,710.00

CIN CBM090014890000102: $3,028,710.00

CLAUSES INCORPORATED BY REFERENCE

252.232-7003	Electronic Submission of Payment Requests and Receiving Reports MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

252.201-9001	CONTRACTING OFFICE POINT OF CONTACT (POC) (Dec 2007)

The POC in the Procuring Contracting Office for this contract action is See separate letter.

CLAUSES INCORPORATED BY FULL TEXT

252.201-9002	CONTRACTING OFFICER’S REPRESENTATIVE (MAY 2007)

a.	The Contracting Officer’s Representative (COR) for this contract is:

X	See Separate Letter

Defense Threat Reduction Agency/

8725 John J. Kingman Rd, MS 6201

Fort Belvoir VA 22060-6201

Telephone number (703)         -

e-mail address                         @dtra.mil.

WAWF Acceptor DoDAAC: HDTRA1

HDTRA1-10-C-004

Defense Threat Reduction Agency/

1680 Texas St SE

Kirtland AFB NM 87117-5669

Telephone number (505)         -

e-mail address                     @abq.dtra.mil.

WAWF Acceptor DoDAAC: HDTRA2

b. The COR will act as the Contracting Officer’s Representative for technical matters providing technical direction and discussion as necessary with respect to the specification/statement of work and monitoring the progress and quality of the Contractor’s performance. The COR is NOT an Administrative Contracting Officer (ACO) and does not have the authority to take any action, either directly or indirectly that would change the pricing, quality, quantity, place of performance, delivery schedule, or any other terms and conditions of the contract, or to direct the accomplishment of effort, which goes beyond the scope of the specifications/statement of work in the contract.

c. When, in the opinion of the contractor, the COR requests effort outside the existing scope of the contract, the contractor shall promptly notify the Contracting Officer in writing. No action shall be taken by the contractor under such direction until the Contracting Officer has issued a modification to the contract or has otherwise resolved the issue.

CLAUSES INCORPORATED BY FULL TEXT

252.204-9002	PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (AUG 2007)

In accordance with DFARS 204.7108 Payment Instructions, payment shall be made by the numbered payment instruction identified below:

            (1) Line item specific: single funding. If there is only one source of funding for the contract line item (i.e., one ACRN), the payment office will make payment using the ACRN funding of the line item being billed.

    X     (2) Line item specific: sequential ACRN order. If there is more than one ACRN within a contract line item, the payment office will make payment in sequential ACRN order within the line item, exhausting all funds in the previous ACRN before paying from the next ACRN using the following sequential order: Alpha/Alpha; Alpha/Numeric; Numeric/Alpha; and Numeric/Numeric.

            (3) Line item specific: contracting officer specified ACRN order. If there is more than one ACRN within a contract line item, the payment office will make payment within the line item in the sequence ACRN order specified by the contracting officer, exhausting all funds in the previous ACRN before paying from the next ACRN.

            (4) Line item specific: by fiscal year. If there is more than one ACRN within a contract line item, the payment office will make payment using the oldest fiscal year appropriations first, exhausting all funds in the previous fiscal year before disbursing from the next fiscal year. In the event there is more than one ACRN associated with the same fiscal year, the payment amount shall be disbursed from each ACRN within a fiscal year in the same proportion as the amount of funding obligated for each ACRN within the fiscal year.

HDTRA1-10-C-004

            (5) Line item specific: by cancellation date. If there is more than one ACRN within a contract line item, the payment office will make payment using the ACRN with the earliest cancellation date first, exhausting all funds in that ACRN before disbursing funds from the next. In the event there is more than one ACRN associated with the same cancellation date, the payment amount shall be disbursed from each ACRN with the same cancellation date in the same proportion as the amount of funding obligated for each ACRN with the same cancellation date.

            (6) Line item specific: proration. If there is more than one ACRN within a contract line item, the payment office will make payment from each ACRN in the same proportion as the amount of funding currently unliquidated for each ACRN.

            (7) Contract-wide: sequential ACRN order. The payment office will make payment in sequential ACRN order within the contract or order, exhausting all funds in the previous ACRN before paying from the next ACRN using the following sequential order: alpha/alpha; alpha/numeric; numeric/alpha; and numeric/numeric.

            (8) Contract-wide: contracting officer specified ACRN order The payment office will make payment in sequential ACRN order within the contract or order, exhausting all funds in the previous ACRN before paying from the next ACRN in the sequence order specified by the contracting officer.

            (9) Contract-wide: by fiscal year. The payment office will make payment using the oldest fiscal year appropriations first, exhausting all funds in the previous fiscal year before disbursing from the next fiscal year. In the event there is more than one ACRN associated with the same fiscal year, the payment amount shall be disbursed from each ACRN within a fiscal year in the same proportion as the amount of funding obligated for each ACRN within the fiscal year.

            (10) Contract-wide: by cancellation date. The payment office will make payment using the ACRN with the earliest cancellation date first, exhausting all funds in that ACRN before disbursing funds from the next. In the event there is more than one ACRN associated with the same cancellation date, the payment amount shall be disbursed from each ACRN with the same cancellation date in the same proportion as the amount of funding obligated for each ACRN with the same cancellation date.

            (11) Contract-wide: proration. The payment office will make payment from each ACRN within the contract or order in the same proportion as the amount of funding currently unliquidated for each ACRN.

            (12) Other. If none of the standard payment instructions identified in paragraphs (d)(1) through (11) of this section are appropriate, the contracting officer may insert other payment instructions, provided the other payment instructions—

(i) Provide a significantly better reflection of how funds will be expended in support of contract performance; and

(ii) Are agreed to by the payment office and the contract administration office.

CLAUSES INCORPORATED BY FULL TEXT

252.216-9005 PROFIT OR FEE ON TRAVEL COSTS (JUL 2008)

Travel shall not be a profit or fee bearing cost element.

(End of clause)

HDTRA1-10-C-004

CLAUSES INCORPORATED BY FULL TEXT

252.232-9000	CONTRACT FUNDING PROFILE (OCT 1998)

Subject to FAR Clause 52.232-22, Limitation of Funds, the amount of $4,165,476 is obligated for work to be performed during the period beginning with contract award and continuing through March 30, 2011. Additional incremental funding planned, but not obligated, is:

FY11  $2,649,122

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

252.232-9001	PRICES/COST

a. Subject to the provisions of the Clauses of this Contract entitled LIMITATION OF FUNDS, ALLOWABLE COST AND PAYMENT, and FIXED FEE, the total allowable cost under this Contract shall not exceed $             A                      , which is the total estimated cost of the Contractor’s performance hereunder, exclusive of fixed fee. In addition, the Government shall pay the Contractor a fixed fee of $             B                 for the performance of this Contract. It is understood and agreed that the Government’s obligation is limited to INCREMENTAL FUNDING in the amount of $             C                 . Within this amount ($             C                 ), the fixed fee shall bear the same relationship to the total fixed fee, as the costs incurred bear to the total estimated cost.

b. Interim payment vouchers may be submitted for provisional payment pursuant to the Clauses of this Contract entitled ALLOWABLE COST AND PAYMENT and FIXED FEE.

Fill in the dollar amounts as applicable:

[…***…]

[…***…]

C:  $4,165,476

CLAUSES INCORPORATED BY FULL TEXT

252.232-9007	PAYMENT INFORMATION IN CENTRAL CONTRACTOR REGISTRATION (CCR) DATABASE

This contract contains FAR clause 52.204-7, Central Contractor Registration. All contractors must be registered in the CCR database prior to award, during performance, and through final payment of any contract, except for awards to foreign vendors for work to be performed outside the United States.

***Confidential Treatment Requested

HDTRA1-10-C-004

The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. In addition to the contractor’s requirement to confirm on an annual basis that its information in the CCR database is accurate and complete, the contractor’s information in the CCR database must be updated whenever changes occur to the contractor’s remit-to data (e.g., account number, vendor name and address, etc.) and the paying office notified of any changes. The contractor’s failure to maintain accurate information in the CCR database could result in payment delays for which the Government shall not be liable.

CLAUSES INCORPORATED BY FULL TEXT

252.232-9012 WIDE AREA WORK FLOW (WAWF) – RECEIPT AND ACCEPTANCE (RA) INSTRUCTIONS (September 2008)

(a) As prescribed in DFARS clause 252.232-7003 Electronic Submission of Payment Requests (Jan 2004), Contractors must submit payment requests in electronic form. Paper copies will no longer be accepted or processed for payment unless the conditions of DFARS clause 252.232-7003(c) apply. To facilitate this electronic submission, the Defense Threat Reduction Agency (DTRA) has implemented the DoD sanctioned Wide Area Workflow-Receipt and Acceptance (WAWF-RA) for contractors to submit electronic payment requests and receiving reports. The contractor shall submit electronic payment requests and receiving reports via WAWF-RA. Vendors shall send an email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract by clicking on the Send More Email Notification link upon submission of an invoice/cost voucher in WAWF-RA. To access WAWF, go to https://wawf.eb.mil//.

** For questions, contact the DTRA WAWF Team at 703-767-6840 or wawfhelp@dtra.mil **

(b) Definitions:

Acceptor: Contracting Officer’s Representative, Program/Project Manager, or other government acceptance official as identified in the contract/order.

Pay Official: Defense Finance and Accounting Service (DFAS) payment office identified in the contract/order.

SHIP To/Service Acceptor DoDAAC: Acceptor DoDAAC or DCMA DoDAAC (as specified in the contract/order).

DCAA Auditor DoDAAC: Needed when invoicing on cost-reimbursable contracts. (Go to www.dcaa.mil and click on the appropriate link under the Audit Office Locator to search for your DCAA DoDAAC.)

>>>>>	For contracts that are administered by the Office of Naval Research (ONR): Enter the ONR DoDAAC in the DCAA Auditor DoDAAC field in WAWF.	<<<<<

(c) WAWF Contractor Input Information:

The contractor shall use the following information in creating electronic payment requests in WAWF:

Invoice Type in WAWF:

If billing for Cost Type/Reimbursable contracts (including T&M and LH), select “Cost Voucher”

If billing for Firm-Fixed Price (FFP) Materials Only, select “Combo”

If billing for FFP Materials and Service, select “Combo”

If billing for FFP Services Only, select “2-n-1 (Services Only)”

** If the contract contains both FFP and Cost Type (including T&M and LH) line items, they must be invoiced separately on appropriate types mentioned above. Upon the written approval of the Project Manager or Contracting Officer’s Representative, the contractor may invoice both line items in one type of invoice.

HDTRA1-10-C-004

For WAWF Routing Information, See Table Below:

Description	SF 26	SF 33	SF 1449	DD 1155
	Located in Block/Section
Contract Number	2	2	2	1
Delivery Order	See Individual Order		4	2
CAGE Code	7	15a	17a	9
Pay DoDAAC	12	25	18a	15
Inspection	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE
Acceptance	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE
Issue Date	3	5	3	3
Issue By DoDAAC	5	7	9	6
Admin DoDAAC	6	24	16	7
Ship To / Service Acceptor DoDAAC	6	24	16	7
Ship to Extension	Do Not Fill In
Services or Supplies	Based on majority of requirement as determined by monetary value
Final Invoice?	Do not change “N” (no) to “Y” (yes) unless this is the last invoice and the contract is ready for closeout.

(d) Final Invoices/Vouchers -Final Payment shall be made in accordance with the Federal Acquisition Regulation (FAR) 52.216-7, entitled “Allowable Cost and Payment.”

Invoices - Invoice 2-n-1 (Services Only) and Invoice and Receiving Report (Combo) Select the “Y” selection from the “Final Invoice?” drop-down box when submitting the final invoice for payment for a contract. Upon successful submission of the final invoice, click on the Send More Email Notifications link to send an additional email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract.

Cost Vouchers - Once the final DCAA audit is complete for cost reimbursable contracts and authorization is received to submit the final cost voucher, select the “Y” selection from the “Final Voucher” drop-down box when submitting the final cost voucher. Upon successful submission of the final cost voucher, click on the Send More Email Notifications link to send an additional email notification to the following email address: finalcostvouchers@dtra.mil

(e) WAWF Training may be accessed online at http://www.wawftraining.com//. To practice creating documents in WAWF, visit practice site at https://wawftraining.eb.mil//. General DFAS information may be accessed using the DFAS website at http://www.dod.mil/dfas//. Payment status information may be accessed using the myInvoice

HDTRA1-10-C-004

system at https://myinvoice.csd.disa.mil// or by calling the DFAS Columbus helpdesk at 800-756-4571. (Select Option 1) Your contract number and shipment/invoice number will be required to check status of your payment. Note: For specific invoice related inquiries email: wawfvendorpay@dtra.mil. Vendors shall forward any additional DTRA related WAWF questions to wawfhelp@dtra.mil.

CLAUSES INCORPORATED BY FULL TEXT

252.242-9003 - ASSIGNMENT OF CONTRACT ADMINISTRATION SERVICES (CAS) FUNCTIONS (AUG 2009)

a.	The contract administration functions stated in FAR 42.302(a) are assigned to: See Page 1, Section A, Block 6 of this contract.

b.	Notwithstanding that assignment, in accordance with FAR 42.202(b)(2), the following functions are determined to be best performed by the PCO and are retained by the DTRA Contracting Office:

(1) FAR 42.302(a)(3) Conduct Postaward orientation conferences.

(2) FAR 42.302(a)(20) Perform Postaward Security Administration.

(3) FAR 42.302(a)(40) Perform engineering surveillance to assess compliance with contractual terms for schedule, cost, and technical performance in the areas of design, development, and production.

(4) FAR 42.302(a)(51) In accordance with FAR 52.244-2, consent to the placement of subcontracts which have experimental, developmental, or research work as one of its purposes.

(5) Approval or disapproval of the data items listed on Exhibit A, DD Form 1423, Contract Data Requirements List.

(END OF CLAUSE)

HDTRA1-10-C-004

Section H - Special Contract Requirements

RIGHTS IN MATERIAL

RIGHTS IN MATERIAL - - […***…]

(a)	Definitions. As used in this clause:

(1)	“Collection” means […***…] this contract.

(2)	“Collected exclusively with government funds” means […***…] expense.

(3)	“Material” refers to […***…] above.

(4)	“[…***…] rights” means rights to […***…] in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.

(b)	Rights in […***…] the following […***…] rights:

(1)	[…***…] rights. The Government shall […***…] rights in […***…] that are –

(i)	[…***…] which have been or will be […***…];

(ii)	[…***…] for this contract, when the […***…].

(c)	Specifics. The Contractor and the Government agree to the following:

(1)	The […***…] shall reside with the subcontractor – […***…].

(2)	The […***…] rights conveyed to the U.S. Government, under this contract, does not […***…].

***Confidential Treatment Requested

HDTRA1-10-C-004

(3)	Copies of the collection, as defined under section (a) of this clause, will be made available to U.S. Government agencies, to include Department of Defense, upon request.

(4)	The […***…] prior to execution of this contract […***…].

(5)	Upon completion of the contract, the collection – as defined under section (a) of this clause – […***…] the U.S. Government.

End clause

H.1 PATENT RIGHTS

RETENTION BY THE CONTRACTOR

In accordance with FAR 52.227-11(f), reporting on utilization of subject inventions:

The Contractor agrees to submit, periodic reports annually on the utilization of a subject invention or efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees.

INDIRECT COST RATES CEILING In accordance with FAR 42.707(c) (1) (2), reimbursement for indirect costs under this contract shall be at billing rates but not in excess of the following negotiated ceiling rates:

2010:

Fringe: […***…]

G&A: […***…]

M&S Handling: […***…]

Overhead: […***…]

2011:

Fringe: […***…]

G&A: […***…]

M&S Handling: […***…]

Overhead: […***…]

2012:

Fringe: […***…]

***Confidential Treatment Requested

HDTRA1-10-C-004

G&A: […***…]

M&S Handling: […***…]

Overhead: […***…]

2013:

Fringe: […***…]

G&A: […***…]

M&S Handling: […***…]

Overhead: […***…]

2014:

Fringe: […***…]

G&A: […***…]

M&S Handling: […***…]

Overhead: […***…]

The Government will not be obligated to pay any additional amount should the final indirect cost rates exceed the negotiated ceiling rates. In the event the final indirect cost rates are less than the negotiated ceiling rates, the negotiated rates will be reduced to conform to the lower rates.

POST AWARD AUDIT

IAW FAR Part 42.102 A Post Award audit will be requested, by the Contracting Officer, 6 months after award of contract. The audit will include indirect rates, review of the contractor’s accounting system, and review of the contractor’s purchasing system. Any and all capped rates shall become final indirect rates upon rate approval by DCAA.

Upon receipt of negative findings from DCAA, the government may elect to terminate the contract pursuant to FAR 52.249-6 or they may elect to re-open negotiations for downward adjustments of indirect rates, if required.

***Confidential Treatment Requested

HDTRA1-10-C-004

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.203-13	Contractor Code of Business Ethics and Conduct	DEC 2008
52.203-14	Display of Hotline Poster(s)	DEC 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.215-2	Audit and Records—Negotiation	MAR 2009
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.215-23	Limitations on Pass-Through Charges	OCT 2009
52.216-7	Allowable Cost And Payment	DEC 2002
52.216-8	Fixed Fee	MAR 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	JAN 2009
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-11	Patent Rights—Ownership By The Contractor	DEC 2007

HDTRA1-10-C-004

52.227-11 Alt II	Patent Rights—Ownership by the Contractor (Dec 2007) – Alternate II	DEC 2007
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.229-10	State of New Mexico Gross Receipts and Compensating Tax	APR 2003
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	OCT 2008
52.232-23	Assignment Of Claims	JAN 1986
52.232-23 Alt I	Assignment of Claims (Jan 1986) -Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2008
52.232-25 Alt I	Prompt Payment (Oct 2008) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-1 Alt I	Disputes (Jul 2002) - Alternate I	DEC 1991
52.233-3	Protest After Award	AUG 1996
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2	Changes—Cost-Reimbursement	AUG 1987
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-2	Subcontracts	JUN 2007
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	AUG 2009
52.245-1	Government Property	JUN 2007
52.245-1 (Dev)	Government Property (June 2007)	JUN 2007
52.245-9	Use And Charges	JUN 2007
52.246-25	Limitation Of Liability—Services	FEB 1997
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.251-1	Government Supply Sources	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	JAN 2009
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7009	Requirements Regarding Potential Access to Export-Controlled Items	JUL 2008
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7003	Item Identification and Valuation	AUG 2008
252.211-7007	Reporting of Government-Furnished Equipment in the DoD Item Unique Identification (IUID) Registry	NOV 2008
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	DEC 2006

HDTRA1-10-C-004

252.222-7999 (Dev)	Additional Requirements and Responsibilities Restricting the Use of Mandatory Arbitration Agreements (Deviation)	FEB 2010
252.225-7004	Report of Intended Performance Outside the United States and Canada—Submission after Award	MAY 2007
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	MAY 2007
252.225-7012	Preference For Certain Domestic Commodities	DEC 2008
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7002	Animal Welfare	DEC 1991
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	AUG 2009
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.251-7000	Ordering From Government Supply Sources	NOV 2004

CLAUSES INCORPORATED BY FULL TEXT

52.216-7	ALLOWABLE COST AND PAYMENT (DEC 2002)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request.

HDTRA1-10-C-004

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term “costs” includes only—

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for—

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made—

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(B) Materials issued from the Contractor’s inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless—

(i) The Contractor’s practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor’s indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor’s expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

HDTRA1-10-C-004

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor’s actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor’s proposal.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates,

(ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may—

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates—

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

HDTRA1-10-C-004

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(4) of this clause, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver—

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except—

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor’s indemnification of the Government against patent liability.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

52.217-8	OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor up to end of period of performance.

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

52.217-9	OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor prior to end of period of performance; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

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(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 60 months.

(d) Option Task 4.1 shall be exercised no later than 30 days after demonstration of Proof of Principle (POP) and POP Milestone Report submission.

CLAUSES INCORPORATED BY FULL TEXT

52.219-28	POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (APR 2009)

(a) Definitions. As used in this clause—

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts—

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/.

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(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it ( X ) is, ( ) is not a small business concern under NAICS Code 541711- assigned to contract number HDTRA1-10-C-0004.

(Contractor to sign and date and insert authorized signer’s name and title).

(End of clause)

CLAUSES INCORPORATED BY FULL TEXT

52.222-2	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed 0.00 or the overtime premium is paid for work —

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall—

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

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(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

*	Insert either “zero” or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in paragraph (a)(1) through (a)(4) of the clause.

(End of clause)

52.232-22	LIMITATION OF FUNDS (APR 1984)

(a) The parties estimate that performance of this contract will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government’s share of the estimated cost specified in the Schedule. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government’s and the Contractor’s share of the cost.

(b) The Schedule specifies the amount presently available for payment by the Government and allotted to this contract, the items covered, the Government’s share of the cost if this is a cost-sharing contract, and the period of performance it is estimated the allotted amount will cover. The parties contemplate that the Government will allot additional funds incrementally to the contract up to the full estimated cost to the Government specified in the Schedule, exclusive of any fee. The Contractor agrees to perform, or have performed, work on the contract up to the point at which the total amount paid and payable by the Government under the contract approximates but does not exceed the total amount actually allotted by the Government to the contract.

(c) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of (1) the total amount so far allotted to the contract by the Government or, (2) if this is a cost-sharing contract, the amount then allotted to the contract by the Government plus the Contractor’s corresponding share. The notice shall state the estimated amount of additional funds required to continue performance for the period specified in the Schedule.

(d) Sixty days before the end of the period specified in the Schedule, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue timely performance under the contract or for any further period specified in the Schedule or otherwise agreed upon, and when the funds will be required.

(e) If, after notification, additional funds are not allotted by the end of the period specified in the Schedule or another agreed-upon date, upon the Contractor’s written request the Contracting Officer will terminate this contract on that date in accordance with the provisions of the Termination clause of this contract. If the Contractor estimates that the funds available will allow it to continue to discharge its obligations beyond that date, it may specify a later date in its request, and the Contracting Officer may terminate this contract on that later date.

(f) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause—

(1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of the total amount allotted by the Government to this contract; and

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(2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of (i) the amount then allotted to the contract by the Government or, (ii) if this is a cost-sharing contract, the amount then allotted by the Government to the contract plus the Contractor’s corresponding share, until the Contracting Officer notifies the Contractor in writing that the amount allotted by the Government has been increased and specifies an increased amount, which shall then constitute the total amount allotted by the Government to this contract.

(g) The estimated cost shall be increased to the extent that (1) the amount allotted by the Government or, (2) if this is a cost-sharing contract, the amount then allotted by the Government to the contract plus the Contractor’s corresponding share, exceeds the estimated cost specified in the Schedule. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

(h) No notice, communication, or representation in any form other than that specified in subparagraph (f)(2) above, or from any person other than the Contracting Officer, shall affect the amount allotted by the Government to this contract. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the total amount allotted by the Government to this contract, whether incurred during the course of the contract or as a result of termination.

(i) When and to the extent that the amount allotted by the Government to the contract is increased, any costs the Contractor incurs before the increase that are in excess of (1) the amount previously allotted by the Government or,

(2) if this is a cost-sharing contract, the amount previously allotted by the Government to the contract plus the Contractor’s corresponding share, shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice and directs that the increase is solely to cover termination or other specified expenses.

(j) Change orders shall not be considered an authorization to exceed the amount allotted by the Government specified in the Schedule, unless they contain a statement increasing the amount allotted.

(k) Nothing in this clause shall affect the right of the Government to terminate this contract. If this contract is terminated, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

(l) If the Government does not allot sufficient funds to allow completion of the work, the Contractor is entitled to a percentage of the fee specified in the Schedule equalling the percentage of completion of the work contemplated by this contract.

(End of clause)

52.243-7	NOTIFICATION OF CHANGES (APR 1984)

(a) Definitions.

“Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer.

“Specifically authorized representative (SAR),” as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and

HDTRA1-10-C-004

signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing, within 15 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state—

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including-

(i) What contract line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by (b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in (b) above, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall countermand any action which exceeds the authority of the SAR.

(d) Government response. The Contracting Officer shall promptly, within 30 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either—

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

(4) In the event the Contractor’s notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

HDTRA1-10-C-004

(e) Equitable adjustments.

(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made—

(i) In the contract price or delivery schedule or both; and

(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

Note: The phrases “contract price” and “cost” wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of clause)

52.252-2	CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil

(End of clause)

52.252-6	AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulations Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

(End of clause)

HDTRA1-10-C-004

252.201-9003	LIMITATION OF AUTHORITY (JUN 2009)

No person in the Government, other than a Contracting Officer, has the authority to provide direction to the Contractor, which alters the Contractor’s obligations or changes this contract in any way. If any person representing the Government, other than a Contracting Officer, attempts to alter contract obligations, change the contract specifications/statement of work or tells the contractor to perform some effort which the Contractor believes to be outside the scope of this contract, the Contractor shall immediately notify the Procuring Contracting Officer (PCO). Contractor personnel shall not comply with any order or direction which they believe to be outside the scope of this contract unless the order or direction is issued by a Contracting Officer.

252.203-9004	ETIOLOGIC AGENTS—BIOLOGICAL DEFENSE RESEARCH PROGRAM (FEB 2008)

a.	For purpose of this contract etiologic agent—biological defense program is defined as: any viable microorganism, or its toxin which causes or may cause human disease, including those agents listed in 42 CFR 73, 9 CFR 121, and 7 CFR 331, of the Department of Health and Human Services and Department of Agriculture regulations, respectively, and any agent of biological origin that poses a degree of hazard to those agents and is further identified by the US Army. The contractor shall comply with the following when working with etiologic agents:

(1)	29 Code of Federal Regulations 1910, Occupational Health and Safety;

(2)	US Department of Health and Human Services (DHHS) and US Department of Agriculture, Select Agent Program(s), 42 CFR 73, 9 CFR 121, and 7 CFR 331; and

(3)	DHHS Publication No. 93-8395, Biosafety in Microbiological and Biomedical Laboratories, latest edition.

b.	Etiologic agents shall be packaged, labeled, shipped, and transported in accordance with applicable Federal, State, and local laws and regulations, to include:

(1)	42 CFR 72 (Interstate Shipment of Etiologic Agents);

(2)	49 CFR 172 and 173 (Department of Transportation);

(3)	9 CFR 122 (USDA Restricted Animal Pathogens);

(4)	International Air Transport Association Dangerous Goods Regulations;

(5)	The United States Postal Service shall not be used for transportation of BDRP related etiologic agents; and

(6)	If performance is outside of the United States, any additional procedures required by the nation where the work is to be performed.

252.203-9005, Implementation of Contractor Code of Business Ethics and Conduct (Dec 2008)

In accordance with FAR clause 52.203-13, Contractor Code of Business Ethics and Conduct, the designated “agency Office of the Inspector General” is the DoD OIG at the following address:

Office of the Inspector General

United States Department of Defense

Investigative Policy and Oversight

HDTRA1-10-C-004

Contractor Disclosure Program

400 Army Navy Drive, Suite 1037

Arlington, VA 22202-4704

Toll Free Telephone: 866-429-8011

252.204-9004	IMPLEMENTATION OF DISCLOSURE OF INFORMATION (JUN 2007)

In accordance with DFARS 252.204-7000 Disclosure of Information, any information to be released shall be submitted at least 45 days before the proposed release date, for security and policy review. Submit one copy to each below:

(a) Office of Public Affairs, DTRA/DIR/COS/PA, 8725 John J. Kingman Dr, MS 6201, Ft Belvoir VA 22060-6201.

(b) Contracting Officer

(c) Program Manager

(d) Task Order Manager

(End of Clause)

252.209-9002	NON-GOVERNMENT SUPPORT PERSONNEL (JAN 2008)

The following companies may have access to contractor information, technical data or computer software that may be marked as proprietary or otherwise marked with restrictive legends: Suntiva LLC (Formerly C-Systems International Corporation )(contract specialist support); Systems Research and Analysis (SRA, managing JPRAS) and The Tauri Group (Advisory and Assistance Services). Each contract contains organizational conflict of interest provisions and/or includes contractual requirements for non-disclosure of proprietary contractor information or data/software marked with restrictive legends. The contractor, by submitting a proposal or entering into this contract, is deemed to have consented to the disclosure of its information to Suntiva LLC, SRA and The Tauri Group under the conditions and limitations described herein.

252.215-9004	KEY PERSONNEL (FEB 2000)

The personnel listed below are considered essential to the work being performed hereunder. Prior to removing, replacing, or diverting any of the specified individuals, the Contractor shall notify the Contracting Officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on this Contract. No deviation shall be made by the Contractor without the prior written consent of the Contracting Officer; provided, that the Contracting Officer may ratify in writing the change, such ratification shall constitute the consent of the Contracting Officer required by this paragraph. The personnel listed below may, with the consent of the contracting parties, be amended from time to time during the course of the Contract to either add or delete personnel as appropriate.

Principal Investigator

HDTRA1-10-C-004

252.216-9003	CONSULTANTS (OCT 1998)

Services of consultants shall be at rates and for periods approved in advance by the Contracting Officer. Requests for approval shall be submitted to the Contracting Officer sufficiently in advance of the need to use a consultant under this Contract. The request shall include (a) a copy of the proposed consultant agreement, (b) a brief biography of the consultant, and (c) an indication of the area(s) in which consultant’s expertise will be utilized and why it is essential for contract performance. In addition, significant deviations from the dollar amount approved for consultant services, or changes in the consultants to be utilized, must likewise be approved in advance upon submission of adequate justification.

252.227-9000	COMPUTER CODE DEVELOPMENT (OCT 1998)

Computer code development (the writing of a new computer program or the enhancement of an existing program to expand its capabilities) even if not explicitly specified in the Tasks of the SOW, shall be accompanied by a report which will be a brief summary describing the software, associated machine requirements and development and documentation status of each Computer Code for DTRA to determine the applicability of the Computer program to specific research programs.

252.235-9000	SOURCES OF INFORMATION (JULY 2000)

a. The results of the research to be delivered to the Government under this Contract shall embody the most recent reliable information in the field which is available to the Contractor from private and governmental sources, and the Contractor agrees to utilize all sources of such information available to it. In this connection, information in this field which is in the control of DTRA shall, with the consent of the Contracting Officer’s Representative (COR) and under such safeguards and procedures as he/she may prescribe, be made available to the Contractor on request. Additionally, the Contractor is encouraged to make use of the resources available through the Defense Threat Reduction Information Analysis Center (DTRIAC), 1680 Texas Street, Southeast, Kirtland AFB, New Mexico 87117.

b. Reasonable assistance in obtaining access to information, or in obtaining permission to use Government or private facilities, will be given to the Contractor by DTRA. Specifically, the Contractor must register with the Defense Technical Information Center, ATTN: DTIC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, VA 22060-6218, in accordance with Defense Logistics Agency (DLA) Regulation 4185.10, Certification and Registration for Access to DoD Defense Technical Information. DD Form 1540, the registration form, shall be forwarded to the DTRA Contracting Officer for approval (DFARS 35.010(b)).

(End of clause)

252.235-9001	PROHIBITION OF USE OF LABORATORY ANIMALS (OCT 2008)(DTRA)

No animal studies may be conducted using DOD funds until Animal Care and Use Review Office (ACURO) approval has been granted. Studies involving non human primates, dogs, cats, or marine mammals will require a

HDTRA1-10-C-004

site visit by a DoD laboratory animal veterinarian. The recipient (including subcontractors) is expressly forbidden to use laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Material Command (MRMC), Animal Care and Use Review Office (ACURO). You must complete the ACURO Animal Use Appendix for Research Involving Animals found at the following web site: https://mrmcwww.army.mil/AnimalAppendix.asp. Please submit the completed ACURO appendix, contact information, the DTRA contract number and a copy of the contract for processing to the email address listed at the ACURO website for processing. You will receive written approval to begin research under the applicable protocol proposed for this award from the US Army MRMC ACURO under separate email to the recipient and Principal Investigator. A copy of this approval will be provided to the Defense Threat Reduction Agency (DTRA) for the official file. Noncompliance with any provision of this clause may result in the termination of the award.

252.242-9000	CONTRACTOR PERFORMANCE ASSESSMENT REPORTING SYSTEM (CPARS) (NOV 2002)

1. As required by FAR Parts 42 and 15, and DTRA policy for the Contractor Performance Assessment Reporting System (CPARS) and Past Performance Information Retrieval System (PPIRS), formerly known as PPAIS, effective July, 2001, the Government shall complete a CPAR each year of the period of performance of this contract. The contractor will have an opportunity to provide their comments in each CPAR before it is completed. In accordance with DTRA CPARS policy the completed CPARs will be entered into PPIRS, a retrieval system for Government source selection teams to access the CPARs of contractor’s performance. The DTRA CPARS and PPIRS policy includes an explanation of the process and procedures that will be utilized under this contract. A copy is available for contractor reference via the DTRAlink (www.dtra.mil) by accessing Acquisition, Doing Business With Us.

2. The CPARs shall occur annually in accordance with the schedule established below:

(i) Initial CPAR: 12 months after contract start date (date performance begins) TBD (by PCO)

(ii) Interim CPAR(s) will be performed annually on the anniversary of the contract start date according to the following schedule: TBD (by PCO)

(iii) A Final CPAR will be completed upon contract termination, transfer of program management/contract management responsibility outside of DTRA, the delivery of the final end item on contract and/or the completion of the performance period.

(iv) An Out-of-Cycle CPAR may be required when there is a significant change in performance that alters the assessment in one or more evaluation area(s). An Out-of-Cycle CPAR is optional and shall be processed in accordance with DTRA CPARS policy referenced in paragraph 1. above.

3. Each CPAR shall only cover the period elapsing from the last annual CPAR. The final CPAR shall not be used to summarize or “roll-up” the contractor’s performance under the entire contract. Each annual CPAR and the final CPAR together will comprise a total picture of contractor performance.

4. At the request of the Government, a verbal, informal review of the Contractor’s performance may be held 3-6 months before the completion of the Interim or Final Evaluation periods. This review entails discussing any problems or areas of concern regarding the Contractor’s performance to date. No written evaluation form or other formal documentation is required for this evaluation. It may be conducted with the Contractor by telephone, teleconference or face-to-face. This is designed to offer the Contractor an opportunity to correct known deficiencies or weaknesses prior to the formal written evaluation.

HDTRA1-10-C-004

5. As set forth in DTRA CPARS policy, any disagreements between the Contractor and the Program Manager regarding the CPAR(s) that cannot be resolved shall be reviewed by the designated Reviewing Official prior to completion of the CPAR.

6. Special Requirements for Indefinite Delivery Contracts (IDIQ and Requirements type), CPARs shall be processed (select one)

             for all existing orders (combined) at the time the CPAR is processed on an order-by-order basis

             on a grouped order basis

7. The policy and procedures set forth in this clause and DTRA CPARS policy are not subject to “Disputes” as described in FAR Part 33.

252.245-9000	Government Property (AUG 2009)

(a) In accordance with FAR 52.245-1(b), Property Management, and FAR 52.245-1(f), Contractor Plans and Systems, the Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession.

(b) The Contract Data Requirements Lists (CDRLs) associated with the Property for this Contract are contained in Exhibit “A” and included in Section J of this contract. The spreadsheet required by the CDRL entitled “Master Government Property List (MGPL) will be incorporated in Section J of this contract.

(c) The Contractor shall provide to the Government an updated MGPL according to the CDRL.

(d) The Government Site Visits/Physical Inventory – The DTRA will annually verify the Property in the Possession of the Contractor. The Contactor’s Point of Contact shall coordinate with the Program Manager/Contracting Officer Representative or DTRA Accountable Property Officer (APO) on prearranged site visits upon request.

(e) The Contractor shall annually conduct and provide to the DTRA a physical inventory report of ALL Government Property in its possession according to the Master Government Property List (Physical Inventory) CDRL.

(f) The physical inventory report shall be validated/confirmed via signature by both the Contractor’s Property Administrator and the DTRA’s Government Representative (i.e. COR, APO, etc.). Inventory discrepancies must be reported immediately to the Contracting Officer, COR/Program Manager and resolved by the DTRA APO.

(g) The Contractor shall provide all CDRL reports to the Government electronically in a spreadsheet using Microsoft Office Excel. Unless otherwise specified, the contractor shall submit all data through the IUID Registry.

(End of Clause)

Exhibit/Attachment Table of Contents

HDTRA1-10-C-004

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	CDRLS		09-DEC-2009
Attachment 1	Statement of Work		30-NOV-2009

EXHIBIT A

CONTRACT DATA REQUIREMENTS LIST (2 Data items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection or information if it does no display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY TDP TM OTHER
D. SYSTEM/ITEM Transformational Medical Tech Initiative			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics, Inc.
1. DATA ITEM NO. A001		2. TITLE OF DATA ITEM Work Breakdown Structure	3. SUBTITLE 3-Level Work Breakdown Structure					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81334C			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro

16. REMARKS

Three-Level WBS with costs & schedule per each level (top level is program, level 2 is base/options, level 3 are major tasks). For lowest task level show breakdown for labor, material and other indirect costs. Blk 10-13: First report due 15 days prior to Kick-off as part of Project Management Plan (CDRL A011) submission. To be updated annually. Government may provide acceptable format. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.

				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
1. DATA ITEM NO. A002		2. TITLE OF DATA ITEM Monthly Invoice Report	3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-FNCL-80331A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Monthly	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro
16. REMARKS Summary of invoices submitted during previous month or last month for which unreported data is available. Blk 11-13: Report after first business day of the month after contract initiation and every month thereafter.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE 12-14-2009	I. APPROVED BY /s/ Unknown Signatory		J. DATE /s/ 12-17-2009

CONTRACT DATA REQUIREMENTS LIST (2 Data items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection or information if it does no display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY TDP TM OTHER
D. SYSTEM/ITEM Transformational Medical Tech Initiative			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics, Inc.
1. DATA ITEM NO. A003		2. TITLE OF DATA ITEM Quarterly Status Report	3. SUBTITLE Quarterly Contract Performance Re					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80368A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Quarterly	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro

16. REMARKS

First report due within 15 days after the end of the first Fiscal Quarter (FQ) after award. Subsequent reports due within 15 days of the end of each FQ. Report will address cost, schedule, performance (including pertinent technical data), and risk, to include updates to project expenditures. The 4th quarterly report for each FY will include an Executive Summary for the entire FY. Government may provide acceptable format. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.

				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
1. DATA ITEM NO. A004		2. TITLE OF DATA ITEM Integrated Master Schedule	3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81650			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro
16. REMARKS First report due 15 days prior to Kick-off. Microsoft Project compatible file required. Subsequent updates due within 15 days of each FQ end. Government may provide acceptable format. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE 12-14-2009	I. APPROVED BY /s/ Unknown Signatory		J. DATE /s/ 12-17-2009

CONTRACT DATA REQUIREMENTS LIST (2 Data items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection or information if it does no display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY TDP TM OTHER
D. SYSTEM/ITEM Transformational Medical Tech Initiative			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics, Inc.
1. DATA ITEM NO. A005		2. TITLE OF DATA ITEM Final Report	3. SUBTITLE Final Project Report					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-80447A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY 1 Time	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE Project Completion	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro
16. REMARKS Submission within 30 days of completion of final task on contract. Contractor format acceptable. Final report must include final summary of cost/financial data and project schedule in addition to performance. Government may provide acceptable format. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 5 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
1. DATA ITEM NO. A006		2. TITLE OF DATA ITEM Miscellaneous Data Submissions	3. SUBTITLE Point papers, briefings, technical presentations and publications					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) NA			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY As required	12. DATE OF FIRST SUBMISSION As required	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE As required	13. DATE OF SUBSEQUENT SUBMISSION As required		DDraft	Final
						Reg	Repro
16. REMARKS Submission frequency will average approximately twice per year and dates will be coordinated. Deliverables shall be compatible electronic media. Required submissions include Point Papers, Briefings, TPP, PDP, ACURO Approvals, HROB Approvals. Unless government format is provided, contractor format is acceptable. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1	0
				DTRA/BCR		1

				15. TOTAL	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE 12-14-2009	I. APPROVED BY /s/ Unknown Signatory		J. DATE /s/ 12-17-2009

CONTRACT DATA REQUIREMENTS LIST (2 Data items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection or information if it does no display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY TDP TM OTHER
D. SYSTEM/ITEM Transformational Medical Tech Initiative			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics, Inc.
1. DATA ITEM NO. A007		2. TITLE OF DATA ITEM Patent – Reporting of Subject Inventions	3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) NA			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Annually	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro
16. REMARKS Provide report(s) every 12 months from the date of the contracts as identified in the DFARS 252.227-7039 (Patents – Reporting Subject Inventions (DD Form 882 attached) and FAR 52.227-11.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
1. DATA ITEM NO. A008	2. TITLE OF DATA ITEM Regulatory Approvals and Technical Data Packages		3. SUBTITLE Submission Report (Regulatory Appr. Docs)					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) NA			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro
16. REMARKS Contractor will submit pre-IND, and/or pre-EUA to the FDA. Contractor will provide the Government copies of all technical data generated by the contractor prior to and during performance of contract necessary to pursue FDA approval of pre-IND, IND, or pre-EUA, and notify the Government of FDA decisions. All written communications to and/or from the FDA will he provided to the Government. Government review is 15 days after receipt of first submittal and will not impede submission of documents to FDA by Contractor.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE 12-14-2009	I. APPROVED BY /s/ Unknown Signatory		J. DATE /s/ 12-17-2009

CONTRACT DATA REQUIREMENTS LIST (2 Data items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection or information if it does no display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY TDP TM OTHER
D. SYSTEM/ITEM Transformational Medical Tech Initiative			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics, Inc.
1. DATA ITEM NO. A009		2. TITLE OF DATA ITEM In-Process Review	3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80368A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Bianually	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro
16. REMARKS Contractor present project status formally to the Government no more than every 6 months in accordance with a Government provided agenda. The information contained in the In Process Review (IPR) is similar to that contained in the Quarterly Status Report (QSR, CDRL A003) but in a presentation format. Unless government format is provided, contractor format is acceptable. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
1. DATA ITEM NO. A010	2. TITLE OF DATA ITEM Expenditure Forecast		3. SUBTITLE Project Spend Plan					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81468			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro
16. REMARKS Contractor will provide an updated expenditure forecast reflecting actual negotiated costs over the lifetime of the project 15 days prior to Kick-off, and will update the forecast as requested by the Government. Unless government format is provided, contractor format is acceptable. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE 12-14-2009	I. APPROVED BY /s/ Unknown Signatory		J. DATE /s/ 12-17-2009

CONTRACT DATA REQUIREMENTS LIST (2 Data items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection or information if it does no display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY TDP TM OTHER
D. SYSTEM/ITEM Transformational Medical Tech Initiative			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics, Inc.
1. DATA ITEM NO. A0011		2. TITLE OF DATA ITEM Project Management Plan	3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80004A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro
16. REMARKS Includes organizational chart, initial WBS, initial Integrated Master Plan, Risk Management Plan, and Regulatory Affairs Plan. Due 15 days prior to Kick-off. Government may provide acceptable format. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL	0	2	0
1. DATA ITEM NO.	2. TITLE OF DATA ITEM		3. SUBTITLE					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE	6. REQUIRING OFFICE				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION		DDraft	Final
						Reg	Repro
16. REMARKS

15. TOTAL
G. PREPARED BY /s/ William Jones		H. DATE 12-14-2009	I. APPROVED BY /s/ Unknown Signatory		J. DATE /s/ 12-17-2009

CONTRACT DATA REQUIREMENTS LIST (2 Data items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection or information if it does no display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY TDP TM OTHER
D. SYSTEM/ITEM Transformational Medical Tech Initiative			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics, Inc.
1. DATA ITEM NO. A012		2. TITLE OF DATA ITEM Master Government Property List	3. SUBTITLE GFP, GFE, GFM and Contractor Acquired Property					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80269			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/BE-BL_				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Monthly	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE Award	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		DDraft	Final
						Reg	Repro

16. REMARKS

Block 4: This DID is for reference only. The report shall be prepared according to the remarks below.

Block 12: 45th calendar day following contract award.

Block 13: Tenth calendar day of each month.

During performance of the Contract, the Contractor may purchase material or equipment using Government funds [Contractor Acquired Property (CAP)] if it is approved by the Contracting Officer. The Contractor shall provide a Master Government Property List (MGPL) inclusive of all CAP on the 45th calendar day following Contract award and the tenth calendar day of each subsequent month.

The MGPL shall include all equipment/property provided to the contract, including equipment transferred between projects, broken and obsolete equipment, and items purchased outside the United States. The MGPL shall consist of the following data elements at a minimum: Accountable Contract, Property Name, Original Manufacturer’s Name, Description/Commercial Use, Original Manufacturer’s Part Number, Model Number, Serial Number, DTRA Asset ID Number, Equipment Identification Number Quantity, Contract to which equipment is assigned, Work Breakdown Structure Project Number, Item Unique Identifier or equivalent, Project Descriptor, Equipment Location, Date Placed In Service, Condition of Property (active, stored, in-transit or waiting disposal), Government Property Type (Government Furnished Equipment, Government Furnished Material, Government Furnished Property, CAP), Unit Acquisition Cost (from accounting system) and Remarks.

The MGPL shall be delivered electronically in a spreadsheet using Microsoft Office Excel. Abbreviations are not allowed.

Ninety (90) days prior to Contract expiration, the Contractor shall submit a final MGPL suitable for close-out purposes containing use/disposition recommendations.

				DTRA/BE-BL_			1
				DTRA/BE-BF_			1
				DTRA/BE-BC_			1
				DTRA/TMTI			1

				15. TOTAL			4
G. PREPARED BY /s/ William Jones		H. DATE 12-14-2009	I. APPROVED BY /s/ Unknown Signatory		J. DATE /s/ 12-17-2009

CONTRACT DATA REQUIREMENTS LIST (2 Data items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA, 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection or information if it does no display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY TDP TM OTHER
D. SYSTEM/ITEM Transformational Medical Tech Initiative			E. CONTRACT/PR NO.	F. CONTRACTOR Trius Therapeutics, Inc.
1. DATA ITEM NO. A013	2. TITLE OF DATA ITEM Master Government Property – Physical Inventory		3. SUBTITLE GFP, GFE, GFM and Contractor Acquired Property					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80441			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/BE-BL_				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Annually	12. DATE OF FIRST SUBMISSION One Month after award	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE Award	13. DATE OF SUBSEQUENT SUBMISSION Annually		DDraft	Final
						Reg	Repro

16. REMARKS

Block 4: This DID is for reference only. The report shall be prepared according to the remarks below.

The Contractor shall annually perform, record and disclose physical inventory results of all Government Property/Contractor Acquired Property (CAP)/Equipment/Material. A final coordinated physical inventory shall be performed upon contract completion or termination and approved by the DTRA Accountable Property Officer.

The Physical Inventory Report shall indentify the Contractor’s Point of Contact with telephone number and signature and shall consist of the following data elements at a minimum: Accountable Contract, Property Name, Original Manufacturer’s Name, Description/Commercial Use, Original Manufacturer’s Part Number, Model Number, Serial Number, DTRA Asset ID Number, Equipment Identification Number Quantity, Contract to which equipment is assigned, Work Breakdown Structure Project Number, Item Unique Identifier or equivalent, Project Descriptor, Equipment Location, Date Placed In Service, Condition of Property (active, stored, in-transit or waiting disposal), Government Property Type (Government Furnished Equipment, Government Furnished Material, Government Furnished Property, CAP), Unit Acquisition Cost (from accounting system) and Remarks.

The Physical Inventory Report shall be documented in writing and validated/confirmed by both the Contractor’s Property Administrator and the DTRA PM. Inventory discrepancies must be reported immediately to the Contracting Officer, PM or the DTRA Accountable Property Officer. The report shall contain original signatures and be delivered electronically in a spreadsheet using Microsoft Office Excel. Abbreviations are not allowed.

Ninety (90) days prior to Contract expiration, the Contractor shall submit a final property identification listing suitable for close-out purposes containing use/disposition recommendations. The report must be reviewed, approved and signed by the DTRA Accountable Property Officer prior to contract close out.

				DTRA/BE-BL_			1
				DTRA/BE-BF_			1
				DTRA/BE-BC_			1
				DTRA/TMTI			1

				15. TOTAL			4

G. PREPARED BY /s/ William Jones		H. DATE 12-14-2009	I. APPROVED BY /s/ Unknown Signatory		J. DATE /s/ 12-17-2009

SCHEDULE 1

Broad Spectrum Antibacterial Therapeutics from Marine Natural Products

TMTI-DRUG-02: Trius Therapeutics

Statement of Work

1.0– Objective: The goal of this program is to develop a safe, potent antimicrobial agent derived from marine sediment actinomycete fermentations. The agent will have a novel, bacterial-specific mechanism of action for the prophylaxis and treatment of infectious diseases caused by Category A and B bacterial pathogens. We will maximize the opportunity for rapid progress by collecting and fermenting novel actinomycetes from a novel resource, marine sediments. We will minimize the time for discovery of novel mechanism antibacterials using our unique collection of Bacillus anthracis antisense strains hypersensitized to […***…] different bacterial-specific essential targets. We will accelerate development of therapeutics from these discoveries using our structural biology platform to co-crystallize the natural products with the protein targets, thus allowing semi-synthetic modification to optimize the drug properties. […***…]. The resulting therapeutics will show no cross-resistance to existing drugs and a broad pathogen spectrum. Thus, we mitigate the defense threat and aid the warfighter by providing a unique, cost-effective solution to counter multiple possible bacterial biowarfare agents with a single therapeutic agent.

2.0 – Scope: This proposal to develop therapeutic countermeasures against Category A and B bacterial pathogens is in support of the Defense Threat Reduction Agency (DTRA) Chemical and Biological Defense Medical S&T Division research and development program. The scope of work for this contract falls into the following 4 stages: […***…] Time frames are shown below with more details of the Base period, Option Periods and Option Tasks outlined in Attachment 1.

In Option Task 1, […***…].

It is anticipated that […***…]. However, the other studies […***…] compound. DTRA has […***…] and […***…], to be triggered at the discretion of DTRA (see figure below).

V03.31.10	1	***Confidential Treatment Requested

Period of Contract and Budget

[…***…]

3.0 – Background:

Bioweapons derived from bacterial pathogens are a serious and present danger to the warfighter. The nature of these bacterial bioweapons will require therapeutics with novel mechanisms of action because of the likelihood that such bioweapons will be engineered for resistance against

V03.31.10	2	***Confidential Treatment Requested

known therapeutics. New antibacterial therapeutics to address this danger are not currently in development. The reality of the danger combined with the paucity of new therapeutics creates a strong urgency for a rapid process with a high likelihood of success. Bacteria of the subgroup Actinomycetales have been the most prolific source of new antibiotics, providing more than 80% of the antibiotic drugs in use today. The method of discovering antibacterials from soil-derived actinomycetes is well established and includes fermenting the bacteria to elicit production of secondary metabolites, extraction of the resulting broth and then testing for antibacterial activity. Because of the long effort by countless numbers of researchers examining terrestrial soil, it is increasingly difficult to find novel antibacterials from this source with properties useful in addressing the biowarfare pathogens contemplated here.

While the search for antimicrobials from the soil-based milieu has reached a point of diminishing returns, recent advances in marine microbiology have opened unprecedented opportunities for the discovery of useful new antibiotics from ocean sediment microorganisms. […***…]

The Base period milestone is […***…]. The goal of Option Period 1 is […***…] into Option 2 (preclinical), where the milestone is […***…]. Up to […***…] studies. […***…].

4.0- Tasks/ Technical Requirements:

BASE PERIOD 1 (18 months): […***…]

4.0 The contractor should […***…].

The contractor shall […***…].

V03.31.10	3	***Confidential Treatment Requested

Option Task 4.1: […***…].

4.1 The contractor shall […***…].

4.2 The contractor shall […***…].

4.3 The contractor shall […***…].

[…***…]

GOAL: […***…].

BASE PERIOD INTERIM MILESTONE ([…***…]): The contractor should […***…].

BASE PERIOD INTERIM MILESTONE ([…***…]): The contractor should […***…].

4.4 The contractor should […***…].

4.4.1 The contractor should […***…]

4.4.2 The contractor should […***…]

4.4.3 The contractor should […***…]

4.4.4 The contractor should […***…]

4.5 The contractor should characterize the activity of the isolated components

[…***…]

V03.31.10	4	***Confidential Treatment Requested

[…***…]

4.6. The contractor should […***…]

BASE PERIOD MILESTONE […***…].

[…***…].

[…***…].

OPTION PERIOD 1 […***…]

4.7. The contractor […***…]

4.8. The contractor should […***…]

V03.31.10	5	***Confidential Treatment Requested

4.9. The contractor should […***…]

4.9.1 The contractor should […***…]

4.9.2 The contractor should […***…]

OPTION 1 INTERIM MILESTONE: The contractor should […***…].

OPTION 1 INTERIM MILESTONE: The contractor should […***…].

OPTION 1 MILESTONE: The contractor should […***…].

OPTION 1 MILESTONE: The contractor should […***…]

OPTION PERIOD 2 […***…]

4.10. The contractor shall […***…]

V03.31.10	6	***Confidential Treatment Requested

[…***…]

OPTION PERIOD 2 MILESTONE: The contractor should […***…]

]

OPTION PERIOD […***…]

4.12. The contractor shall […***…]

4.13. The contractor should […***…]

4.14. The contractor shall […***…]

4.15. The contractor shall […***…]

4.16 The contractor should […***…]

OPTION PERIOD 3 MILESTONE: […***…]

V03.31.10	7	***Confidential Treatment Requested

The contractor […***…]

OPTION PERIOD 3 […***…]

ALL BASE AND OPTION PERIODS

FY1-FY5

Management

4.19. The contractor shall

[…***…]

4.20. […***…]

4.21: The contractor shall […***…]

5.0- CDRLs/Other deliverables:

1.	The contractor shall […***…]

2.	The contractor shall […***…]

V03.31.10	8	***Confidential Treatment Requested

3.	The contractor shall […***…]

4.	The contractor shall […***…]

a.	The contractor shall […***…]

b.	The contractor shall […***…]

5.	The contractor shall […***…]

6.	The contractor shall […***…]

7.	The contractor shall […***…]

8.	The contractor shall […***…]

9.	The contractor shall […***…]

10.	The contractor shall […***…]

Attachment 1: SUMMARY OF TASKS/TECHNICAL REQUIREMENTS

V03.31.10	9	***Confidential Treatment Requested

[…***…]

V03.31.10	10	***Confidential Treatment Requested

[…***…]

V03.31.10	11	***Confidential Treatment Requested

Attachment 2: CONTRACT DATA REQUIREMENT LIST

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed forms to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACTOR/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A001		2. TITLE OF DATA ITEM Work Breakdown Structure	3. SUBTITLE 3-Level Work Breakdown Structure					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81334C			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS 3-Level WBS with costs & schedule per each level. For lowest task level show breakdown for labor, material and other indirect costs. Blk 10-13: First report due 15 days past award. Formal provided to contractor. To be updated annually. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTALg	0	2	0
1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Monthly Invoice Report		3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-FNCL-80331A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Monthly	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Summary of invoices submitted during previous month or last month for which unreported data is available Format provided to contractor. Blk 11-13 Report after first business day of the month after contract award and every month thereafter.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTALg	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE June 25, 2009	I. APPROVED BY		J. DATE

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page of Pages Adobe Professional 7.0

V03.31.10	12

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed forms to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACTOR/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A003		2. TITLE OF DATA ITEM Quarterly Status Report		3. SUBTITLE Quarterly Contract Performance Report				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-80447			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Quarterly	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blks 11-13: First report due within 15 days after the end of the first Fiscal Quarter post award. Subsequent reports due within 15 days of the end of each FQ. Format provided to the contractor. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTALg	0	2	0
1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM Quarterly Financial Status Report		3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-FNCL-80331A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Quarterly	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blks 11-13: First report due within 15 days after the end of the first Fiscal Quarter post award. Subsequent reports due within 15 days of the end of each FQ. Format provided to the contractor. Report should include expenditures to each item in the 3-Level WBS. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTALg	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE June 25, 2009	I. APPROVED BY		J. DATE

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page of Pages

V03.31.10	13

Adobe Professional 7.0

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed forms to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACTOR/PR NO.	F. CONTRACTOR Trius Therapeutics, Inc.
1. DATA ITEM NO. A005		2. TITLE OF DATA ITEM Annual Report		3. SUBTITLE Cumulative Annual Progress Report				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-80447			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blks 10-13: First submission within 15 days after the end of the first Fiscal Year following award. Subsequent reports due within 15 days after the end of the Fiscal Year. Format as provided to contractor. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTALg	0	2	0
1. DATA ITEM NO. A006	2. TITLE OF DATA ITEM Integrated Master Schedule		3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81650			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blk 10-13: First report due 15 days past award. Format provided to contractor. Subsequent reports due within 15 days of FQ end. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTALg	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE June 25, 2009	I. APPROVED BY		J. DATE

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page of Pages Adobe Professional 7.0

V03.31.10	14

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed forms to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACTOR/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A007		2. TITLE OF DATA ITEM Final Report	3. SUBTITLE Final Project Report					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-084478			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY 1 Time	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE Project End	13. DATE OF SUBSEQUENT SUBMISSION NA		Draft	Final
						Reg	Repro
16. REMARKS Blk 12: Submission within 15 days of completion of final task. Contractor format acceptable. Final report must include final summary of cost/financial data and project schedule in addition to performance. Government review/approval is 15 days after receipt of first submittal. Provide final document within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL g	0	2	0

1. DATA ITEM NO. A008		2. TITLE OF DATA ITEM Miscellaneous Data Submission	3. SUBTITLE Point Papers, Briefings, TPP, PDP, Technical Presentations and Publications					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) NA			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY As Required	12. DATE OF FIRST SUBMISSION As Required	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE As Required	13. DATE OF SUBSEQUENT SUBMISSION As Required		Draft	Final
						Reg	Repro
16. REMARKS Submission frequencies and dates will be coordinated. Deliverables shall be compatible electronic media. Unless format is provided, contractor format is acceptable. Required submissions include Point Papers, Briefings, TPP, PDP, ACURO Approvals, HROB Approvals, Technical Presentations and Publications. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL g	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE June 25, 2009	I. APPROVED BY		J. DATE
DD FORM 1423-2, AUG 96		PREVIOUS EDITION MAY BE USED.			Page of Pages Adobe Professional 7.0

V03.31.10	15

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed forms to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACTOR/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A009		2. TITLE OF DATA ITEM Patents – Reporting of Subject Inventions	3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY Annually	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blk 11-13: Provide report(s) every 12 months from the date of the contract as identified in the DFARS 252.227-7039 (Patents – Reporting Subject Inventions (DD Form 882 attached) and FAR 52.227-11.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL g	0	2	0

1. DATA ITEM NO. A010		2. TITLE OF DATA ITEM Regulatory Approval and Technical Data Packages	3. SUBTITLE Submission Report (Regulatory Appr. Docs)					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) NA			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blk 10-13: Contractor will provide the Government copies of all technical data generated by the contractor prior to and during performance of contract necessary to pursue FDA approval of IND, NDA, and notify the Government of FDA decisions. All written communications to and/or from the FDA will be provided to the Government. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL g	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE June 25, 2009	I. APPROVED BY		J. DATE
DD FORM 1423-2, AUG 96		PREVIOUS EDITION MAY BE USED.			Page of Pages Adobe Professional 7.0

V03.31.10	16

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed forms to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACTOR/PR NO.	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A011		2. TITLE OF DATA ITEM In Process Review	3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80227 & DI-MGMT-80555A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY every 6 months	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blk 11-13: Contractor present project status formally to the Government every 6 months in accordance with a Government provided agenda. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL g	0	2	0

1. DATA ITEM NO. A012		2. TITLE OF DATA ITEM Expenditure Forecast	3. SUBTITLE Project Spend Plan					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81468			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Blks 10-13: Contractor will provide an updated expenditure forecast reflecting actual negotiated costs over the lifetime of the project 15 days past award, and will update the forecast as requested by the Government. Format as provided to contractor. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such requesT. Provide final document within 10 days after approval of changes is received.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL g	0	2	0
G. PREPARED BY /s/ William Jones		H. DATE June 25, 2009	I. APPROVED BY		J. DATE
DD FORM 1423-2, AUG 96		PREVIOUS EDITION MAY BE USED.			Page of Pages Adobe Professional 7.0

V03.31.10	17

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed forms to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. NA		B. EXHIBIT A	C. CATEGORY: TDP TM OTHER
D. SYSTEM/ITEM Chemical/Biological Medical System			E. CONTRACTOR/PR NO. NA	F. CONTRACTOR Trius Therapeutics
1. DATA ITEM NO. A013		2. TITLE OF DATA ITEM Project Management Plan	3. SUBTITLE NA					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80004A			5. CONTRACT REFERENCE NA	6. REQUIRING OFFICE DTRA/TMTI				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED NA	10. FREQUENCY See Blk 16	12. DATE OF FIRST SUBMISSION See Blk 16	14. DISTRIBUTION
				a. ADDRESSEE	b. COPIES
8. APP CODE A		11. AS OF DATE See Blk 16	13. DATE OF SUBSEQUENT SUBMISSION See Blk 16		Draft	Final
						Reg	Repro
16. REMARKS Includes organizational chart, initial WBS, initial Integrated Master Plan, Risk Management Plan, Regulatory Affairs Plan. Formats provided to contractor. Due within 15 days past award.				DTRA/TMTI		1
				DTRA/BCR		1

				15. TOTAL g	0	2	0

G. PREPARED BY /s/ William Jones		H. DATE June 25, 2009	I. APPROVED BY		J. DATE
DD FORM 1423-2, AUG 96		PREVIOUS EDITION MAY BE USED.			Page of Pages Adobe Professional 7.0

V03.31.10	18